Risk Management and Fair Values (Details) $ in Millions	12 Months Ended
Dec. 31, 2021 USD ($)
Disclosure Of Risk Management And Fair Values [Abstract]
Average appreciation (depreciation) foreign currency, description	If the RMB depreciates against the U.S. dollar, the value of our RMB revenues, earnings and assets as expressed in our U.S. dollar financial statements will decline.
Accumulated other comprehensive loss	$ (2.1)
Description of concentrations risk	At the end of the reporting period, the outstanding balance of the five largest customers represented approximately 41% of the trade receivables of the Group at December 31, 2021 (2020: 41%).